                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 16, 2003
                                                --------------------------------

                          Atchison Casting Corporation
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            (Exact name of registrant as specified in its charter)

         KANSAS                  1-12541               48-1156578
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(State or other jurisdiction   (Commission            (IRS Employer
    of incorporation)         File Number)         Identification No.)

400 South Fourth Street, Atchison, Kansas                 66002
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(Address of principal executive offices)               (zip code)

Registrant's telephone number, including area code    (913) 367-2121
                                                   -----------------------------

                                 Not applicable
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        (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibit is filed herewith:

     99.1  Press Release dated May 16, 2003

Item 9. Regulation FD Disclosure.

On May 16, 2003, the Company issued a press release announcing the results for the third quarter and the first nine months of fiscal 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: May 16, 2003

                                    Atchison Casting Corporation

                                    By: /s/ Kevin T. McDermed
                                        --------------------------------
                                          Kevin T. McDermed
                                          Chief Financial Officer

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